UNITED STATES

SECURITES AND EXCHANGE COMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [    ] )

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[__] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WASATCH FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WASATCH FUNDS TRUST

Wasatch-Hoisington U.S. Treasury Fund

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

May 31, 2016

Dear Wasatch Funds Shareholder:

Please take note that a Special Meeting of Shareholders of Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”), a series of Wasatch Funds Trust (the “Trust”), will be held on July 14, 2016, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (the “Meeting”).

The purpose of the Meeting is to ask shareholders of the U.S. Treasury Fund to consider the following proposal:

1.

To approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. (the “Advisor”) and Hoisington Investment Management Company (“HIMCO” or the “Sub-Advisor”) with respect to the U.S. Treasury Fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust (referred to as the “Board”) has determined that shareholders of the U.S. Treasury Fund will benefit from the Proposal and unanimously recommends that you vote “FOR” the Proposal.

As discussed in more detail in the enclosed proxy statement, a principal shareholder of HIMCO, the Sub-Advisor of the U.S. Treasury Fund, intends to relinquish his powers as trustee over a large block of shares of HIMCO held in trust, and new co-trustees will be assuming those powers. While this change is not intended to change the strategy or management of the U.S. Treasury Fund or any shareholder rights, under federal securities laws, the change of trustees may be deemed a change of control of the Sub-Advisor, causing the sub-advisory agreement between the Advisor and HIMCO to automatically terminate in accordance with its terms and applicable law upon the consummation of the transaction. Accordingly, for the Sub-Advisor to continue to provide services to the U.S. Treasury Fund, shareholders of the U.S. Treasury Fund are being asked to approve a new sub-advisory agreement with HIMCO.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the Proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 10:00 a.m. on July 14, 2016.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call             .

Sincerely,

/s/ Samuel S. Stewart Jr.

Samuel S. Stewart Jr.
President
Wasatch Funds Trust

WASATCH FUNDS TRUST

Wasatch-Hoisington U.S. Treasury Fund

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 14, 2016

To the Shareholders of the Wasatch-Hoisington U.S. Treasury Fund:

Wasatch Funds Trust (the “Trust”), on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”), a series of the Trust, will hold a special meeting of the shareholders of the U.S. Treasury Fund (the “Meeting”) on July 14, 2016, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain Time for the following purposes:

1.

To approve a new Sub-Advisory Agreement between the Wasatch Advisors, Inc. (the “Advisor”) and Hoisington Investment Management Company (“HIMCO”) with respect to the U.S. Treasury Fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the U.S. Treasury Fund at the close of business on May 31, 2016.

The Board of Trustees of the Trust recommends that shareholders vote FOR the Proposal.

All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please vote your shares. In order to avoid delay and additional expense and to ensure that your shares are represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

•

allow sufficient time for the proxy card to be received by 10:00 a.m. Mountain Time, on July 14, 2016. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:		To vote by internet:
(1)	Read the Proxy Statement and have your proxy card at hand.	(1)	Read the Proxy Statement and have your proxy card at hand.
(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.
(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JULY 14, 2016. The Proxy Statement is available on the internet at:                         .

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ Russell L. Biles

Russell L. Biles

Secretary

May 31, 2016

WASATCH FUNDS TRUST

Wasatch-Hoisington U.S. Treasury Fund

Proxy Statement

Special Meeting of Shareholders

to be held on July 14, 2016

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Wasatch Funds Trust (the “Trust”), on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund” or the “Fund”), a series of the Trust, to be voted at a Special Meeting of Shareholders of the Fund to be held on July 14, 2016, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain Time (the “Meeting”) and at any and all adjournments, postponements or delays thereof, for the purposes set forth below and described in greater detail in this Proxy Statement. The date of the first mailing of proxy cards and this Proxy Statement to shareholders will be on or about June 1, 2016.

The following proposal will be considered and acted upon at the Meeting:

1.

To approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. (the “Advisor”) and Hoisington Investment Management Company (“HIMCO” or the “Sub-Advisor”) with respect to the U.S. Treasury Fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the U.S. Treasury Fund at the close of business on May 31, 2016 (“Record Date”). Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

For the Proposal, the presence in person or by proxy of the holders of record of 30% of the shares outstanding and entitled to vote on such Proposal shall constitute a quorum at the Meeting. A quorum of shareholders is necessary to take action at the Meeting.

If a quorum is not present either in person or by proxy for a matter to be considered at the Meeting, it may, by action of the trustee or officer of the Trust presiding over the meeting, be adjourned with respect to any matters to be considered at the Meeting. The Meeting may, by motion of presiding trustee or officer of the Trust thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. In the event that sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

THE MOST RECENT ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2015 HAS BEEN MAILED PREVIOUSLY TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THIS SHAREHOLDER REPORT FREE OF CHARGE, OR COPIES OF ANY SUBSEQUENT SHAREHOLDER REPORT, PLEASE CONTACT THE TRUST BY WRITING TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT OR BY CALLING 800.551.1700 OR WRITING TO WASATCH FUNDS AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-2172. REQUESTED SHAREHOLDER REPORTS WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE RECEIPT OF THE REQUEST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JULY 14, 2016. This Proxy Statement is available on the internet at:                                 . The Trust’s most recent annual and semi-annual report is also available on the internet at: www.wasatchfunds.com by selecting the tab labeled “Literature & Forms.” You may call              for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL

APPROVAL OF SUB-ADVISORY AGREEMENT

Background

HIMCO has served as sub-adviser to the Fund since 1996. Van R. Hoisington is the trustee of an irrevocable trust that holds 40% of the shares of HIMCO. Van Hoisington, individually and as trustee of such trust controls 50% of the voting shares of HIMCO. For estate planning purposes, Mr. Hoisington intends to resign as trustee of the trust and relinquish his power as trustee to the successor co-trustees, V.R. Hoisington, Jr. and David Hoisington (hereinafter, the “Transaction”). The consummation of the Transaction is not expected or intended to change the strategy or management of the U.S. Treasury Fund or any shareholder rights, however, under federal securities laws, the change of trustees may trigger a change in control of the Sub-Advisor, which would, in turn, result in the assignment and automatic termination of the sub-advisory agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund.

Information about the Sub-Advisor

HIMCO is a Texas corporation, and its principal place of business is 6836 Bee Caves Rd, Building 2, Suite 100, Austin, Texas 78746. HIMCO had total assets under management of approximately $5.3 billion as of December 31, 2015.

The principal executive officers and directors of HIMCO and their principal occupations are listed below:

NAME	PRINCIPAL OCCUPATION
Van R. Hoisington	Director, Chief Executive Officer and Chairman of the Strategic Investment Committee of HIMCO
Van R. Hoisington, Jr.	Director, President, Chief Operating Officer and Chief Compliance Officer of HIMCO, and Member of Strategic Investment Committee of HIMCO
David Hoisington	Director, Executive Vice President and Vice Chairman of the Strategic Investment Committee of HIMCO
Lacy Hunt	Executive Vice President of HIMCO and Chief Economist
E. Jeanne Hoisington	Director of HIMCO

The principal business address for the principal executive officers and directors of HIMCO is 6836 Bee Caves Rd., Building 2, Suite 100, Austin, Texas 78746.

Information related to control persons and principal shareholders of the Sub-Adviser. As of the date of this Proxy Statement, Van R. Hoisington owns 10% of HIMCO, Van R. Hoisington, Jr., and David Hoisington each currently owns 20% of the voting securities of HIMCO, E. Jeanne Hoisington currently owns 10% of the voting securities of HIMCO, and The Jeanne Hoisington 2011 Family Trust (the “Hoisington Trust”) owns 40% of the voting securities of HIMCO. Van Hoisington, individually and as trustee of the Hoisington Trust therefore controls 50% of the voting securities of HIMCO. Upon consummation of the Transaction, Van Hoisington will relinquish control of the HIMCO shares held in the Hoisington Trust, and Van R. Hoisington, Jr. and David Hoisington will assume control as co-trustees of the Hoisington Trust, thereupon each controlling individually, and as co-trustees, 60% of the voting securities of HIMCO.

Portfolio Management. The closing of the Transaction will not result in any changes to the portfolio managers serving the Fund. The portfolio managers identified below are responsible for providing day-to-day portfolio management services to the Fund currently and will continue to serve as portfolio managers to the Fund under the new sub-advisory agreement if shareholders approve the new sub-advisory agreement with HIMCO.

Van Hoisington, Chief Executive Officer of HIMCO and Lead Portfolio Manager

Van Hoisington has been the lead portfolio manager of the U.S. Treasury Fund since 1996. Mr. Hoisington founded HIMCO in 1980 and serves as Chief Executive Officer and Chairman of the Strategic Investment Committee at HIMCO. Mr. Hoisington received a Bachelor of Arts from the University of Kansas and a Master of Business Administration from Fort Hays Kansas University.

Van R. Hoisington, Jr., President, Chief Operating Officer and Chief Compliance Officer of HIMCO and Portfolio Manager

Van R. Hoisington, Jr., “V.R.” has been a portfolio manager for the U.S. Treasury Fund since January 31, 2016. V.R. joined HIMCO in 1992, and currently serves as President, Chief Operating Officer, Chief Compliance Officer, and member of the Strategic Investment Committee at HIMCO. V.R. earned his Bachelor of Arts from the University of Colorado, Boulder and a Master of Business Administration (Finance) also from the University of Colorado. He began his career at Greenwich Capital Management, a primary dealer of government securities, in Greenwich, Connecticut. At Greenwich, V.R. worked in various departments, gaining experience in securities trading and sales and marketing, and actively participated in the auctioning of government securities and the management of back office operations.

David Hoisington, Executive Vice President of HIMCO and Portfolio Manager

David Hoisington has been a portfolio manager for the U.S. Treasury Fund since 1990. David joined HIMCO in 1990, and currently serves as Executive Vice President and Vice Chairman of the Strategic Investment Committee at HIMCO. David worked with Andersen Consulting where he designed, tested and installed custom management information systems for major corporations and supervised and evaluated project team members. David also completed intensive training in the fixed income and equity departments of Goldman Sachs and J.P. Morgan.

Information Related to Affiliated Brokerage and Other Fees. The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Advisor or the Sub-Advisor. During the Fund’s last fiscal year, the Fund also did not pay any amount to the Sub-Advisor to the Fund or any affiliated person of the Sub-Advisor to the Fund for services provided to the Fund (other than the fees the Advisor paid the Sub-Advisor pursuant to the Original HIMCO Sub-Advisory Agreement as defined below or for brokerage commissions).

HIMCO Sub-Advisory Agreement

HIMCO provides the investment sub-advisory services pursuant to a sub-advisory agreement between the Advisor and HIMCO dated March 31, 2010 (the “Original HIMCO Sub-Advisory Agreement”).

Pursuant to the Original HIMCO Sub-Advisory Agreement and subject to the supervision of the Advisor, HIMCO directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The Original HIMCO Sub-Advisory Agreement provides that the Advisor shall pay HIMCO a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the U.S. Treasury Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Original HIMCO Advisory Agreement as long as and whenever the Fund has net assets of $20 million or more.

The Original HIMCO Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). A change in control of the Sub-Advisor is deemed to be an assignment. The consummation of the Transaction may result in a change of control of the Sub-Advisor and, therefore, cause the automatic termination of the Original HIMCO Sub-Advisory Agreement. Accordingly, in anticipation of the Transaction, the Board considered whether it was in the best interests of the U.S. Treasury Fund and its shareholders to approve a new sub-advisory agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund (the “New HIMCO Sub-Advisory Agreement”) to be effective following the closing of the Transaction. The Board, including the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of such parties or the Trust (the “Independent Trustees”), unanimously approved the New HIMCO Sub-Advisory Agreement and recommended its approval by shareholders. The 1940 Act also requires that the New HIMCO Sub-Advisory Agreement be approved by the Fund’s shareholders in order to become effective. To ensure the continuity of investment sub-advisory services to the U.S. Treasury Fund after the closing of the Transaction and before shareholder approval of the New HIMCO Sub-Advisory Agreement, the Board, including the Independent Trustees, also approved an Interim Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund (the “Interim HIMCO Sub-Advisory Agreement”) in accordance with Rule 15a-4 of the 1940 Act. See “Board Considerations” below for the Board’s considerations of the New and Interim HIMCO Sub-Advisory Agreements.

The Original HIMCO Sub-Advisory Agreement was approved by the Trust’s shareholders on February 11, 2010 for the U.S. Treasury Fund and was last approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, at a meeting of the Board of Trustees held on November 20, 2015.

Interim HIMCO Sub-Advisory Agreement

Many of the terms of the Interim HIMCO Sub-Advisory Agreement are substantially similar to those of its corresponding Original HIMCO Sub-Advisory Agreement; however, there are differences in provisions relating to effective date and termination provisions as described below. The rate of compensation paid to HIMCO is the same under the Interim HIMCO Sub-Advisory Agreement and the Original HIMCO Sub-Advisory Agreement.

The Interim HIMCO Sub-Advisory Agreement will be effective upon the consummation of the Transaction and will continue to be in effect until the earlier of (i) 150 days following the date of its execution or (ii) the effective date of the New HIMCO Sub-Advisory Agreement (provided such agreement has been approved in the manner required under the 1940 Act), unless terminated sooner in accordance with its terms. If shareholders of the U.S. Treasury Fund do not approve the New HIMCO

Sub-Advisory Agreement on behalf of the Fund, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim HIMCO Sub-Advisory Agreement may be terminated with respect to the U.S. Treasury Fund without payment of any penalty by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 60 days’ written notice to the Advisor and Sub-Advisor or by the Advisor or HIMCO upon 60 days’ written notice to the other party.

New HIMCO Sub-Advisory Agreement

The Board, including the Independent Trustees, has unanimously approved and recommended that shareholders approve the New HIMCO Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund. If approved by shareholders of the U.S. Treasury Fund, the New HIMCO Sub-Advisory Agreement will become effective on July 14, 2016, or such later date as shareholder approval is received.

The form of New HIMCO Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The description of the terms of the New HIMCO Sub-Advisory Agreement is qualified in its entirety to that Exhibit. Subject to certain differences described below, the terms of the New HIMCO Sub-Advisory Agreement are substantially similar to those of the Original HIMCO Sub-Advisory Agreement. In this regard, the Sub-Advisor’s fee rate under the Original HIMCO Sub-Advisory Agreement on behalf of the U.S. Treasury Fund will be the same under the New HIMCO Sub-Advisory Agreement.

Comparison of the Original HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement

The majority of the terms of the New HIMCO Sub-Advisory Agreement are substantially identical to those of the Original HIMCO Sub-Advisory Agreement; however, there are some differences including the effective and termination dates.

Sub-Advisory Services

The services to be provided by HIMCO under the New HIMCO Sub-Advisory Agreement are the same as those provided under the Original HIMCO Sub-Advisory Agreement. There are no changes in the scope of services being provided. Both the Original HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement provide that HIMCO, as the Sub-Advisor, shall direct the Fund’s assets in accordance with, among other things, applicable law and the Fund’s investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information, subject to the supervision of the Trust, its officers and Trustees and the Advisor and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board and communicated in writing by the Advisor to HIMCO and subject to such further limitations as the Advisor may from time to time impose by written notice to HIMCO. HIMCO shall formulate and implement a continuing program for the management of the Fund’s assets and amend and update such program from time to time as financial and other economic conditions warrant. HIMCO also shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund. HIMCO does not intend or anticipate any changes in the portfolio managers of the U.S. Treasury Fund as a result of the change of control. The same personnel will continue to provide sub-advisory services to the Fund. Further, there are no changes contemplated to the Fund’s investment goals or strategies as a result of the Transaction.

Fees

Under both the Original HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement, the Advisor pays HIMCO, as the Sub-Advisor, a portfolio management fee. The rate of the portfolio management fee payable to HIMCO by the Advisor under the New HIMCO Sub-Advisory Agreement is the same as the rate of the portfolio management fee payable under the Original HIMCO Sub-Advisory Agreement. Under both the Original HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement, the Advisor pays HIMCO a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets of less than $20 million, and one-half (1/2) of the monthly fee the Advisor received under its advisory and service agreement with the Fund as long as and whenever the Fund has net assets of $20 million or more. The fee paid to HIMCO by the Advisor for the U.S. Treasury Fund for the fiscal year ended September 30, 2015 was $[    ].

Payment of Expenses

Under the Original HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement, HIMCO, as the Sub-Advisor, agrees to pay all expenses of its performance of its obligations (but no other expenses). The Fund bears all transaction costs in connection with purchases and sales of portfolio securities for the Trust and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

Brokerage

Both the Original HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement provide that the Sub-Advisor shall select the brokers and dealers that will execute purchases and sales of portfolio instruments for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

Limitation on Liability

The Original HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement provide that HIMCO, as the Sub-Advisor, shall not be liable for any error of judgment or of law, or for any loss suffered by the U.S. Treasury Fund or its shareholders in connection with the performance of its duties under the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Agreement.

Continuance

The Original HIMCO Sub-Advisory Agreement was originally in effect for an initial term of one year and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (ii) by the vote of a majority of the Trustees who were not parties to the Original HIMCO Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. If approved by shareholders of the Fund, the New HIMCO Sub-Advisory Agreement will have an initial term of one year from the date of its execution. The New HIMCO Sub-Advisory Agreement may continue thereafter for successive one-year periods if approved at least annually in the same manner as outlined for the Original HIMCO Sub-Advisory Agreement.

Termination

The Original HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement provide that the respective agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Original HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement are each terminable with respect to the U.S. Treasury Fund without payment of any penalty (a) by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the U.S. Treasury Fund, as defined in the 1940 Act, upon 60 days’ written notice to the Advisor and HIMCO, or (b) by the Advisor, upon 60 days’ written notice to HIMCO, or (c) by HIMCO, upon 60 days’ written notice to the Advisor.

Other Expense Arrangements

Pursuant to an agreement with the Advisor, HIMCO has agreed to share equally with the Advisor certain expenses associated with the Fund. In this regard, HIMCO has agreed to reimburse the Advisor one-half of (a) any payments made by the Advisor to intermediaries that make shares of the Fund available to their clients and (b) any payments made by the Advisor to the Fund due to Fund expenses exceeding the expense cap agreed to in the expense limitation agreement between the Advisor and the Fund. Neither the Transaction nor the execution of the New HIMCO Sub-Advisory will affect this arrangement.

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees, at its meeting on May 17-18, 2016 (the “May Meeting”), unanimously approved the New HIMCO Sub-Advisory Agreement between the Advisor and HIMCO, and authorized the submission of this Proposal to shareholders of the U.S. Treasury Fund for approval.

The New HIMCO Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. See “Board Considerations” for a discussion of the Board’s considerations in approving the New HIMCO Sub-Advisory Agreement and Interim HIMCO Sub-Advisory Agreement.

Shareholder Approval

Approval of this proposal by the shareholders of the U.S. Treasury Fund requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT THE SHAREHOLDERS OF THE U.S. TREASURY FUND APPROVE

THE NEW HIMCO SUB-ADVISORY AGREEMENT.

BOARD CONSIDERATIONS

At the May Meeting, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the New HIMCO Sub-Advisory Agreement and recommended that shareholders approve such agreement.

The Board is responsible for determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on November 10-11, 2015 (the “November

Meeting”), the Board, including the Independent Trustees, approved the continuance of the Original HIMCO Sub-Advisory Agreement. Following the November Meeting, the Board was apprised of the planned Transaction and that if the Transaction was consummated, it may be considered a “change of control” of HIMCO resulting in the automatic termination of the Original HIMCO Sub-Advisory Agreement in accordance with its terms and the requirements of the 1940 Act. In light of the proposed Transaction, the Board was asked to consider the New HIMCO Sub-Advisory Agreement at its May Meeting. To ensure the continuity of investment sub-advisory services to the Fund in the event shareholders have not approved the New HIMCO Sub-Advisory Agreement prior to the closing of the Transaction, the Board also approved the Interim Sub-Advisory Agreement which, if necessary, will take effect upon the closing of the Transaction. See below for the Board’s considerations of the Interim Sub-Advisory Agreement.

The Board recognized that in connection with its annual review at the November Meeting, the Board had received materials outlining, among other things, the terms of the Original HIMCO Sub-Advisory Agreement; the services provided by HIMCO; the relevant personnel responsible for the services; absolute and comparative performance information of the Fund over specified periods; the Fund’s advisory and sub-advisory fees, including HIMCO’s pricing schedule for other clients; certain financial information of HIMCO; the potential for economies of scale, if any; and any indirect benefits to HIMCO from its relationship with the Fund. Because the Board determined that the differences between the Original HIMCO Sub-Advisory Agreement and the New HIMCO Sub-Advisory Agreement were immaterial, the Board determined that much of its prior analysis of the Original HIMCO Sub-Advisory Agreement was equally applicable to its analysis of the New HIMCO Sub-Advisory Agreement. Prior to the May Meeting, the Board received, among other things, updated Fund performance information and information regarding the Transaction, including a discussion of its impact, if any, on the services HIMCO provides to the Fund; the organization of HIMCO, including the personnel providing the services to the Fund; and the sub-advisory fees paid to HIMCO.

In addition to the foregoing, the Independent Trustees were assisted by independent legal counsel. The Independent Trustees received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Trustees under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the Independent Trustees in voting on advisory agreements.

In evaluating the New HIMCO Sub-Advisory Agreement and determining the factors to be considered and the weight given to each factor, the Independent Trustees relied upon their own business judgment, the legal advice provided by legal counsel and their accumulated knowledge and experience gained from overseeing the Fund and from the information provided by management throughout the year, including, as noted, the information provided at the annual review of the Original HIMCO Sub-Advisory Agreement at the November Meeting. Each Independent Trustee may have accorded different weight to various factors in reaching his or her conclusions about the New HIMCO Sub-Advisory Agreement. The Independent Trustees did not identify any single factor as all-important or controlling. The material factors considered by the Independent Trustees and their conclusions are described below.

A. Nature, Extent and Quality of Services

In reviewing the New HIMCO Sub-Advisory Agreement, the Board considered the nature, quality and extent of services to be provided under the New HIMCO Sub-Advisory Agreement. The Independent Trustees recognized that HIMCO primarily provides portfolio management services and considered the experience and background of HIMCO’s portfolio management team, noting that the

Transaction was not expected to impact the portfolio management team, HIMCO’s financial strength, or its operations. The Independent Board Members noted that HIMCO’s management team will continue to serve in their current capacities following the Transaction. The Board also considered the representations that there will be no change to the management of the Fund, personnel, investment committee or investment process at HIMCO as a result of the Transaction. At the November Meeting, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Original HIMCO Sub-Advisory Agreement were satisfactory. Based on its review, along with its considerations at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality and extent of services provided and that the services to be continued under the New HIMCO Sub-Advisory Agreement were expected to be satisfactory.

B. Investment Performance

In their review of the New HIMCO Sub-Advisory Agreement, the Independent Trustees considered the performance history of the U.S. Treasury Fund over various time periods. In reviewing performance, the Board recognized, among other things, that performance data reflects a snapshot in time as of a particular period and a different performance period could generate significantly different results. During their review of the Original HIMCO Sub-Advisory Agreement, the Independent Trustees considered various measurements of performance, including the Fund’s absolute performance and the Fund’s return compared to the performance of other peer funds and benchmarks over various periods ending August 31, 2015 and September 30, 2015. The Board had determined that the Fund’s performance over time had been generally favorable. The Board considered updated Fund performance information provided at the May Meeting which reflected, among other things, the Fund’s historic performance for the quarter, one-, three-, five- and ten-year periods ending March 31, 2016 in absolute terms and as compared to the peer group average of the Morningstar long government category and the Barclays Capital U.S. Aggregate Bond Index. Except for the one-year period ending March 31, 2016, the Fund outperformed the peer group average and benchmark for the three-, five- and ten-year periods. The Independent Trustees noted that the Transaction was not intended to change the Fund’s portfolio management team or the Fund’s investment objectives or strategies. In light of the foregoing, along with the prior findings regarding performance at the annual review, the Board determined the Fund’s performance continued to be satisfactory and supported approval of the New HIMCO Sub-Advisory Agreement.

C. Fees, Expenses and Profitability

The Board considered the sub-advisory fee rate to be paid by the Advisor under the New HIMCO Sub-Advisory Agreement, noting that the fee rate would be the same as the fee rate paid by the Advisor under the Original HIMCO Sub-Advisory Agreement. At the November Meeting, the Independent Trustees had compared the sub-advisory fee paid to HIMCO with its pricing schedule HIMCO charges for portfolio management services of other clients and determined that the sub-advisory fee was reasonable in comparison to its respective pricing schedule. While a profitability analysis from its relationship with the Fund was not available, the Trustees had also reviewed HIMCO’s financial statements for the years ended December 31, 2014 and 2013. The Independent Trustees considered that the sub-advisory fee rate was established through arm’s length negotiations between the Advisor and HIMCO, which is unaffiliated with the Advisor. The Board concluded that the sub-advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by HIMCO under the New HIMCO Sub-Advisory Agreement, and HIMCO’s profitability from its relationship with the Fund was not unreasonable.

D. Economies of Scale

The Independent Trustees recognized that HIMCO had not identified any economies of scale in connection with providing services to the Fund and represented that the current fee rate already reflected economies of scale, if any.

E. Indirect Benefits

The Independent Trustees considered whether any indirect benefits HIMCO may receive as a result of its relationship with the Fund. In this regard, the Board recognized that HIMCO does not maintain any soft dollar arrangements. The Independent Trustees, however, recognized that HIMCO may benefit from increased marketing recognition from its relationship with the Fund.

F. Conclusion

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the New HIMCO Sub-Advisory Agreement were fair and reasonable and that the approval of the agreement is in the best interests of the Fund.

Approval of Interim Agreement

At the May Meeting, the Board, including the Independent Trustees, unanimously approved the Interim HIMCO Sub-Advisory Agreement. If necessary to ensure continuity of advisory services, the Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New HIMCO Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the corresponding Original HIMCO Sub-Advisory Agreement, except for certain differences in the effective date and termination provisions. In light of the foregoing, the Board, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the U.S. Treasury Fund under the Interim Sub-Advisory Agreement are at least as equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement. The sub-advisory fee rate under the Interim HIMCO Sub-Advisory Agreement was the same as the sub-advisory fee rate under the Original HIMCO Sub-Advisory Agreement. The analysis set forth for approval of the New HIMCO Sub-Advisory Agreement was equally applicable to the review of the Interim HIMCO Sub-Advisory Agreement. The Board, including the Independent Trustees, approved the Interim HIMCO Sub-Advisory Agreement.

GENERAL INFORMATION ABOUT THE FUND

MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the certain service providers of the Trust with respect to the U.S. Treasury Fund.

Advisor. The investment advisor for the Trust is Wasatch Advisors, Inc. The Advisor is located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Sub-Advisor. HIMCO performs the duty of portfolio management of the U.S. Treasury Fund. HIMCO has offices at 6836 Bee Caves Rd., Building 2, Suite 100, Austin, Texas 78746.

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Fund pursuant to a

Distribution Agreement between the Trust and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Trust’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to the Fund.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Advisor or the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

DELIVERY OF ANNUAL REPORTS AND OTHER DOCUMENTS

Please note that only one annual or semi-annual report, or proxy statement, as applicable, may be delivered to two or more shareholders of the U.S. Treasury Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the U.S. Treasury Fund at the following address: Wasatch Funds, P.O. Box 2172, Milwaukee, Wisconsin 53201-2172 or call 800-551-1700. Pursuant to a request, a separate copy will be delivered promptly.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the U.S. Treasury Fund on or about June 1, 2016. Only shareholders of record of the Fund as of the close of business on the Record Date, May 31, 2016, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed New HIMCO Sub-Advisory Agreement and at the discretion of the named proxies on any other matters deemed appropriate. A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of the Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108, by submitting a subsequently dated proxy or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the matters contemplated thereby.

Quorum

The holders of thirty percent (30%) of the shares outstanding and entitled to vote on the applicable Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting.

Voting Requirement

The Proposal requires the vote of the majority of the U.S. Treasury Fund’s outstanding voting securities, which, for this purpose, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules applicable to broker members of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will be counted for other proposals, including adjournment of the Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal as noted below. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposal, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

PROXY SOLICITATION

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Fund. The Advisor has retained AST Fund Solutions (the “Solicitor”), to provide proxy solicitation services in connection with the Meeting at an estimated cost of $58,000. In addition, the Advisor and/or HIMCO may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the proxy solicitation shall be paid by HIMCO and/or the Advisor.

As the Meeting date approaches, shareholders of the U.S. Treasury Fund may receive a call from a representative of the Solicitor if the Fund has not yet received its vote. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the U.S. Treasury Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the solicitor’s representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Fund, the Solicitor representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

ADJOURNMENTS

If a quorum is not present either in person or by proxy for a matter to be considered at the Meeting, it may, by action of the trustee or officer of the Trust presiding over the meeting, be adjourned with respect to any matters to be considered at the Meeting. The Meeting may, by motion of presiding trustee or officer of the Trust thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. In the event that sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of all shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

SHARE INFORMATION

The Fund has one class of shares outstanding designated the Investor Class shares as of the Record Date. There are [                    ] outstanding Investor Class shares of the U.S. Treasury Fund as of the close of business on the Record Date. Although the Fund has established another class of shares designated the Institutional Class shares, the Fund has not issued or offered such class as of the Record Date.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

On the Record Date, the officers and Trustees of the Trust as a group, owned [less than 1%] of the outstanding voting shares of the U.S. Treasury Fund.

The following table sets forth the name, address and share ownership of the persons or entities known to the Advisor to have ownership of a controlling interest (ownership of greater than 25%) or of record 5% or more of the outstanding shares of the U.S. Treasury Fund as of the Record Date. Shareholders with a controlling interest in the Fund could affect the outcome of proxy voting or the direction of management of the Fund in the Trust.

Name and Address	Number of Investor Class Shares Owned	Percentage of Fund Owned	Type of Ownership (Record or Beneficial)

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	[ ]	[ ]%	Record
National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	[ ]	[ ]%	Record
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	[ ]	[ ]%	Record

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL [THE FUND’S PROXY SOLICITOR,                     ], AT                      WEEKDAYS FROM [9:00 A.M. TO     P.M.,        TIME.]

EXHIBIT A

SUB-ADVISORY AGREEMENT

Agreement, dated as of                     , by and between Wasatch Advisors, Inc., a Utah corporation (the “Adviser”), and Hoisington Investment Management Company, a Texas Corporation (the “Sub-Adviser”).

WHEREAS, the Adviser is the investment adviser to the Wasatch-Hoisington U.S. Treasury Fund (the “Fund”), which is a series of Wasatch Funds Trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Fund.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

1. The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Fund, and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Fund or the Trust, unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2. The Sub-Adviser shall direct the investment of the Fund’s assets in accordance with the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable laws, and the investment objectives, policies and restrictions set forth in the Fund’s Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, subject to the supervision of the Trust, its officers and Trustees, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Trustees of the Trust and communicated in writing by the Adviser to the Sub-Adviser and subject to such further limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

3. The Sub-Adviser shall formulate and implement a continuing program for the management of the Fund’s assets. The Sub-Adviser shall amend and update such program from time to

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time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund. The Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Trust’s Board of Trustees (which shall make all non-investment decisions with respect to the securities in which the assets of the Fund may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other noninvestment decisions pertaining to the Fund’s portfolio securities should be exercised.

4. The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser’s use in discharging its obligations under the Advisory and Service Contract between the Fund and the Adviser (the “Advisory Agreement”), which reports may be distributed by the Adviser to the Trust’s Board of Trustees at periodic meetings of such Board and at such other times as may be reasonably requested by the Trust’s Board of Trustees. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Trust’s Board of Trustees.

5. The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

a. When placing such orders, the Sub-Adviser is authorized to employ such dealers and brokers as may, in the judgment of the Sub-Adviser (taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities), implement the policy of the Fund to obtain the best price and execution. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its sub-advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser.

It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Fund, and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of the Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

b. The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the Securities and Exchange Commission, it will not purchase or sell securities for the Fund in any transaction in which it, the Adviser or any “affiliated person” of the Trust, the Fund, the Adviser or Sub-Adviser or any affiliated person of such “affiliated person” is acting as principal, and the Adviser will

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communicate in writing to the Sub-Adviser the name(s) of any affiliated person of the Trust, the Fund or the Adviser upon request. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Trust’s Board of Trustees.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer or futures commission merchant which is an “affiliated person” of the Trust, the Fund, the Adviser or the Sub-Adviser or an “affiliated person” of such an “affiliated person” without the prior written consent of the Adviser, and the Adviser will communicate in writing to the Sub-Adviser the names of such affiliated broker or dealer or futures commission merchant upon request. In effecting such transactions, the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rules by the Trust’s Board of Trustees.

d. The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Trust’s Board of Trustees, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Fund shall bear all transaction costs in connection with the purchases and sales of portfolio securities for the Trust and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

6. The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser, the Fund, or the Trust with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser, the Fund, or the Trust, or in the discharge of the Sub-Adviser’s overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

7. The Sub-Adviser shall cooperate with and make available to the Adviser, the Fund, the Trust and any agents engaged by the Trust, the Sub-Adviser’s expertise relating to matters affecting the Fund.

8. For the services to be rendered and the facilities to be furnished under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets of less than $20 million, and one-half (1/2) of the monthly fee the Adviser received under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. Such fee shall be payable on the fifteenth day of each calendar month for services performed hereunder during the preceding month. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Trust’s Board of Trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

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If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month during which this Agreement is in effect shall be pro-rated in a manner consistent with the calculation of fees as set forth above.

9. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”) and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to the Sub-Adviser’s activities hereunder. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

d. After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

e. The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

10. The Adviser represents, warrants and agrees that:

a. It has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of the services contemplated hereby.

b. The Adviser and the Trust are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Trust by applicable law and regulations.

11. The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

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12. The Sub-Adviser hereby grants the Fund and the Trust the right to use “Hoisington” in the name of the Fund so long as the Sub-Adviser is the sub-adviser to the Fund. If the Sub-Adviser ceases to be the Fund’s sub-adviser, the Fund will promptly change its name to omit the reference to “Hoisington.” The Sub-Adviser agrees that so long as “Hoisington” is included in the Fund’s name, it will not allow the use of “Hoisington” in the name of any other public investment company without the express written consent of the Adviser or the Fund.

13. This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year from the date of its execution, and thereafter shall continue in effect from year to year only so long as such continuance is specifically approved at least annually (a) by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Trustees of the Trust to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Fund, as the term is defined by the 1940 Act, upon 60 days’ written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days’ written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days’ written notice to the Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder.

14. No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, after approval by an affirmative vote of (i) a majority of the members of the Board, including a majority of Board members who are not “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act)(unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff).

15. This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

18. This Agreement shall be construed in accordance with applicable federal law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Utah.

5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

WASATCH ADVISORS, INC.	HOISINGTON INVESTMENT MANAGEMENT COMPANY

By:	By:
Name: JB Taylor	Name: Van R. Hoisington
Title: Chief Executive Officer	Title: President

6

Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS TRUST

505 Wakara Way, 3rd Floor Salt Lake City, UT 84108

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 14, 2016

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles and Daniel D. Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of Wasatch-Hoisington U.S. Treasury Fund (the “Fund”), a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR EACH PROPOSAL.

Dated

Signature(s) (Title(s), if applicable): (Sign in the Box)

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET: Log on to [www.            .com.] Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number:

2. TOUCHTONE

PHONE: Simply dial toll-free [1-            ] and follow the automated instructions. Please have this proxy card available at the time of the call.

123456789123

3. MAIL:

Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 14, 2016: The proxy statement is available online at

[www.            .com.] Please have your Control Number available at the time you plan to login.

[GRAPHIC APPEARS HERE]

PROXY CARD

TAG ID: 12345678 SCANNER BAR CODE CUSIP: Merge CUSIP

Wasatch-Hoisington U.S. Treasury Fund

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

TO VOTE ON THE PROPOSAL, PLEASE MARK THE APPROPRIATE BOX BELOW.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

FOR AGAINST ABSTAIN

1. To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company with respect to the Wasatch-Hoisington U.S. Treasury Fund. ? ? ?

As to any other matter, said attorneys shall vote in accordance with their discretion.

PLEASE SIGN ON REVERSE SIDE.

PROXY CARD

TAG ID: 12345678 SCANNER BAR CODE CUSIP: Merge CUSIP